EXHIBIT 10.2

GEOVAX LABS, INC.

OFFICER’S CERTIFICATE

I, Mark W. Reynolds, the Corporate Secretary of GeoVax Labs, Inc., a Delaware corporation (the “Company”), hereby certify that:

1.     I am the duly elected, qualified and acting Corporate Secretary of the Company on the date hereof, and I am familiar with the facts herein certified and am duly authorized to certify the same.

2.     Attached hereto as Exhibit A are true, correct and complete copies of resolutions (the “Resolutions”) duly adopted by the Compensation Committee and Board of Directors of the Company in accordance with its Certificate of Incorporation and Bylaws, as well as the General Corporation Law of the State of Delaware, as amended.

IN WITNESS WHEREOF, I have executed this Certificate as of this _____ day of _______________, 2018.

Mark W. Reynolds
Corporate Secretary

Exhibit A

Resolutions

GEOVAX LABS, INC.

RESOLUTIONS ADOPTED BY THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

August 31, 2018

Amendment to the Company’s 2016 Stock Incentive Plan

WHEREAS, the Compensation Committee believes that the Company’s 2016 Stock Incentive Plan (the “2016 Plan”) serves a very important function in recruiting and retaining personnel; and

WHEREAS, the Compensation Committee has determined there is a need for additional flexibility in determining appropriate vesting periods for grants under the 2016 Plan, and to be able to increase the number of shares in some grants under the 2016 Plan due to the increase in the outstanding shares of the Company’s common stock, $0.001 par value per share;

NOW, THEREFORE, BE IT RESOLVED, that the Compensation Committee hereby recommends that the Board of Directors approve the following two amendments to the 2016 Plan;

●

The first sentence of Section 3(c) is hereby amended to delete the words “subject to a minimum vesting period of one year” and replace them with “subject to any vesting period specified by the Administrator”; and

●	Section 5(b) (ii) is hereby amended by deleting “250,000” and replacing it with “3,000,000.”

GEOVAX LABS, INC.

RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

August 31, 2018

Amendment to the Company’s 2016 Stock Incentive Plan

WHEREAS, the Compensation Committee and the Board believe that the Company’s 2016 Stock Incentive Plan (the “2016 Plan”) serves a very important function in recruiting and retaining personnel;

WHEREAS, the Compensation Committee has recommended that the Board approve two amendments to the 2016 Plan;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby amends the 2016 Plan, effective immediately as follows:

●

The first sentence of Section 3(c) is hereby amended to delete the words “subject to a minimum vesting period of one year” and replace them with “subject to any vesting period specified by the Administrator”; and

●	Section 5(b) (ii) is hereby amended by deleting “250,000” and replacing it with “3,000,000.”

GEOVAX LABS, INC.

RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

August 13, 2018

Increase in the Number of Shares Issuable Pursuant to the 2016 Plan

WHEREAS, the Compensation Committee and the Board believe that the Company’s 2016 Stock Incentive Plan serves a very important function in recruiting and retaining personnel;

WHEREAS, the Compensation Committee has recommended that the Board approve a 10,000,000 share increase in the number of shares of the Company’s common stock that may be issued pursuant to the 2016 Plan;

NOW, THEREFORE, BE IT RESOLVED, that the Board hereby increases the number of shares of its common stock that may be issued under the 2016 Plan by 10,000,000 additional shares, to a total of 16,000,000 shares;

FURTHER RESOLVED, that the additional 10,000,000 shares of the Company common stock are hereby reserved for issuance pursuant to the 2016 Plan; and

FURTHER RESOLVED, that upon issuance in accordance with the 2016 Plan, the consideration received by Company for such additional shares of common stock shall be adequate, and the shares so issued shall be duly authorized, fully paid, and nonassessable.